UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – May 19, 2023
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Honeywell International Inc. (the “Company”) on May 23, 2023 (the “Original Form 8-K”). The Original Form 8-K was filed with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s shareowners at the Company’s 2023 Annual Meeting of Shareowners held on May 19, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future shareowner advisory votes regarding the compensation of the Company’s named executive officers. No other changes have been made to the Original Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company's proxy statement for its 2023 Annual Meeting and the vote of the Company's shareowners at the 2023 Annual Meeting, the Company is confirming that it will include an annual advisory vote on the compensation of its named executive officers in its proxy materials until the next required shareowner vote on the frequency of advisory votes on executive compensation, which vote is expected to be held at the Company's 2029 Annual Meeting of Shareowners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 6, 2023	HONEYWELL INTERNATIONAL INC.

By: /s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer